UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2023

Horizon Therapeutics Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	001-35238	98-1195602
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

70 St. Stephen’s Green, Dublin, D02 E2X4, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: 00-353-1-772-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value $0.0001 per share	HZNP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 24, 2023, Horizon Therapeutics plc (“Horizon” or the “Company”) held two special shareholder meetings in relation to the previously disclosed Transaction Agreement (the “Transaction Agreement”), pursuant to which Pillartree Limited (“Acquirer Sub”), a private limited company and wholly owned subsidiary of Amgen, Inc., will acquire the Company pursuant to a scheme of arrangement under Chapter 1 of Part 9 of the Companies Act of 2014 of Ireland (the “Proposed Transaction”). The first meeting was a special Irish High Court-ordered meeting (the “Scheme Meeting”) and the second meeting was an extraordinary general meeting of shareholders (the “EGM”). The Scheme Meeting and the EGM are referred to collectively as the “special meetings.”

The final voting results for each of the proposals submitted to a vote of shareholders of Horizon at the special meetings are as follows:

Scheme Meeting

Proposal 1: To approve the scheme of arrangement.

Horizon shareholders approved the proposal with the following voting results:

For	Against	Abstain
173,076,982	193,546	29,782

In addition, of the 18 shareholders of record voting on the proposal, 17 shareholders, or 94.44%, voted in favor of the proposal and 1 shareholder, or 5.56%, voted against the proposal. The votes cast for the proposal represent a majority in number of the shareholders of record present and voting, either in person or by proxy, representing at least three-fourths, or 75%, of the value of the shares voted at the meeting, either in person or by proxy.

Extraordinary General Meeting

Proposal 1: To approve the scheme of arrangement and authorize the directors of Horizon to take all such actions as they consider necessary or appropriate for carrying the scheme of arrangement into effect.

Horizon shareholders approved the proposal with the following voting results:

For	Against	Abstain
174,475,993	177,093	113,814

Proposal 2: To amend the Articles of Association of Horizon such that any ordinary shares of Horizon that are issued at or after 5:00 p.m. (Eastern Time) on January 19, 2023 (the voting record time) to persons other than Acquirer Sub or its nominees will either be subject to the terms of the scheme or will be immediately and automatically acquired by Acquirer Sub and/or its nominee(s) for the scheme consideration.

Horizon shareholders approved the proposal with the following voting results:

For	Against	Abstain
174,262,766	169,072	335,062

Proposal 3: To approve, on a non-binding, advisory basis, specified compensatory arrangements between Horizon and its named executive officers relating to the Proposed Transaction.

Horizon shareholders approved the proposal with the following voting results:

For	Against	Abstain
157,217,192	16,076,760	1,472,948

Item 8.01	Other Events.

In connection with the Proposed Transaction, the parties to the Transaction Agreement have received clearances or confirmation of non-applicability related to foreign direct investment in Denmark, Italy and Germany and clearances related to antitrust in Germany and Austria. The Company continues to expect the Proposed Transaction to close in the first half of 2023.

FURTHER INFORMATION

Statement Required by the Irish Takeover Rules

The directors of Horizon accept responsibility for the information contained in this report. To the best of the knowledge and belief of the directors of Horizon (who have taken all reasonable care to ensure that such is the case), the information contained in this report is in accordance with the facts and does not omit anything likely to affect the import of such information.

Cautionary Statement Regarding Forward-looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are often identified by words such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “see,” “continue,” “could,” “can,” “may,” “will,” “likely,” “depend,” “should,” “would,” “plan,” “predict,” “target,” and similar expressions, and may include references to assumptions and relate to Horizon’s and Amgen’s future prospects, developments and business strategies, and the Proposed Transaction. Such forward-looking statements include, but are not limited to, statements relating to the Proposed Transaction involving Amgen and Horizon, Horizon’s current expectations and estimates about the expected effects and anticipated benefits of the Proposed Transaction, including Amgen’s ability to further diversify its commercial portfolio and expand its pipeline to reinforce continued long-term growth, Amgen’s broadened global scale to further maximize the growth potential of Horizon’s marketed medicines, the combined companies’ long-term R&D discovery and development efforts, and Amgen’s R&D capabilities to rapidly advance the pipeline to find more therapies for patients who are underserved, the date of closing of the Proposed Transaction, including the parties’ ability to satisfy the conditions to the consummation of the Proposed Transaction and the other conditions set forth in the Transaction Agreement, and Horizon’s business activities and strategies. Horizon’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the Proposed Transaction in a timely manner or at all; the satisfaction (or waiver) of conditions to the consummation of the Proposed Transaction, including with respect to the approval of Horizon shareholders and required regulatory approvals; potential delays in consummating the Proposed Transaction; the ability of Horizon to timely and successfully achieve the anticipated benefits of the Proposed Transaction; the impact of health pandemics, including the COVID-19 pandemic, on the parties’ respective businesses and the actions the parties may take in response thereto, the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Transaction Agreement; the effect of the announcement or pendency of the Proposed Transaction on Horizon’s business relationships, operating results and business generally; costs related to the Proposed Transaction; and the outcome of any legal proceedings that may be instituted against the parties or any of their respective directors or officers related to the Transaction Agreement or the Proposed Transaction. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in Horizon’s most recent filings with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov. These documents can be accessed on Horizon’s website at https://ir.horizontherapeutics.com/financial-information/sec-filings. The forward-looking statements set out in this report are made only as of the date hereof. Horizon assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Dealing Disclosure Requirements

Under the provisions of Rule 8.3(b) of the Irish Takeover Rules, if any person is, or becomes, ‘interested’ in 1% or more of any class of ‘relevant securities’ of the Company, that person must publicly disclose all ‘dealings’ in any ‘relevant securities’ of the Company during the ‘offer period’, by not later than 3:30 p.m. (E.T.) on the ‘business day’ following the date of the relevant transaction.

If two or more persons co-operate on the basis of any agreement either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of the Company or any securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

In addition, each of the Company and any offeror must make an ‘opening position disclosure’ by no later than 12:00 noon (E.T.) on the date falling ten ‘business days’ following the commencement of the ‘offer period’ or the announcement that first identifies a securities exchange offeror, as applicable, and disclose details of any ‘dealings’ by it or any person ‘acting in concert’ with it in ‘relevant securities’ during the ‘offer period’, by no later than 12:00 noon (E.T.) on the business day following the date of the transaction (see Rules 8.1, 8.2 and 8.4 of the Irish Takeover Rules).

A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘opening position’ and ‘dealings’ should be disclosed can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

‘Interests’ in securities arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks are defined in the Irish Takeover Rules, which can be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose an ‘opening position’ or ‘dealing’ under Rule 8 of the Irish Takeover Rules, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020.

Rounding

Certain figures included in this report have been subjected to rounding adjustments. Accordingly, any figures shown for the same category presented in different tables may vary slightly and figures shown as totals in certain tables may not be an arithmetic aggregation of the figures that precede them.

General

A copy of this report will be available, free of charge (subject to certain restrictions relating to persons resident in certain restricted jurisdictions) on the Horizon website at https://ir.horizontherapeutics.com/information by no later than 12:00 noon (E.T.) on the business day following this report and throughout the course of the Proposed Transaction. Neither the contents of the Horizon website nor the contents of any other website accessible from hyperlinks are incorporated into, or form part of, this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2023	HORIZON THERAPEUTICS PUBLIC LIMITED COMPANY

	By:	/s/ Aaron L. Cox
Aaron L. Cox
Executive Vice President and Chief Financial Officer